                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549



                                     FORM  8-K/A

                                    CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)     September 24, 1998
                                                      ------------------------

                              PHOENIX TECHNOLOGIES LTD.
                  (Exact name of registrant as specified in Charter)

           DELAWARE                   000-17111                 04-2685985
           --------                   ---------                 ----------
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification Number)



                                411 E. PLUMERIA DRIVE
                             SAN JOSE, CALIFORNIA 95134
                       (Address of Principal Executive Offices)

                                    (408) 570-1000
                 (Registrant's Telephone Number, Including Area Code)

     The undersigned Registrant hereby amends the following items, financial statements or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on September 29, 1998 (the "Form 8-K"), as set forth in the pages attached hereto.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

               THE FOLLOWING FINANCIAL STATEMENTS OF AWARD SOFTWARE INTERNATIONAL INC. ARE INCORPORATED BY REFERENCE TO THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-4 NO. 333-53607:

               Report of Independent Accountants (at page F-2)

               Balance Sheet as of December 31, 1997 and 1996, and March 31, 1998 (Unaudited) (at page F-3)

               Consolidated Statement of Income for the years ended
               December 31, 1997, 1996 and 1995, and for the three months ended March 31, 1998 and 1997 (Unaudited) (at page F-4)

               Consolidated Statement of Shareholders' Equity for the years ended December 31, 1997, 1996 and 1995 and for the three months ended March 31, 1998 (Unaudited) (at page F-5)

               Consolidated Statement of Cash Flows for the years ended December 31, 1997, 1996 and 1995, and for the three months ended March 31, 1998 and 1997 (Unaudited) (at page F-6)

               Notes to Financial Statements (at page F-7)

               THE FOLLOWING FINANCIAL STATEMENTS OF AWARD SOFTWARE INTERNATIONAL INC. ARE INCORPORATED BY REFERENCE TO THE QUARTERLY REPORT ON FORM 10-Q OF AWARD FILED WITH THE COMMISSION ON AUGUST 12, 1998:

               Balance Sheet as of June 30, 1998 (Unaudited)

               Consolidated Statement of Income for the six months ended June 30, 1998 and 1997 (Unaudited)

               Consolidated Statement of Cash Flows for the six months ended June 30, 1998 and 1997 (Unaudited)

               Notes to Financial Statements

          (b)  PRO FORMA FINANCIAL INFORMATION

               THE FOLLOWING FINANCIAL STATEMENTS ARE INCLUDED HEREIN AT THE PAGE NUMBER INDICATED:

               Unaudited Pro Forma Condensed Combined Financial Statements. . . . F-1

               Unaudited Pro Forma Condensed Combined Balance Sheet as of
               June 30, 1998. . . . . . . . . . . . . . . . . . . . . . . . . . . F-2

               Unaudited Pro Forma Condensed Combined Statement of Operations
               for the years ended September 30, 1995, 1996 and 1997
               and the nine-month periods ended June 30, 1997 and 1998  . . . . . F-3

               Notes to Financial Statements. . . . . . . . . . . . . . . . . . . F-4

          (c)  Exhibits in accordance with Item 601 of Regulation S-K:

          Exhibit No.    Description
          -----------    -----------
          2.1++          Agreement and Plan of Reorganization, dated as of April 15, 1998, among Phoenix Technologies Ltd., Portland Acquisition Corporation
                         and Award Software International Inc.

          2.2++          Agreement of Merger between Award Software International Inc. and
                         Portland Acquisition Corporation

          23.1           Consent of PriceWaterhouseCoopers LLP, Independent Accountants

          99.1++         Press release dated September 28, 1998.
-------------------
          ++             Previously filed

       UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

       The following Unaudited Pro Forma Condensed Combined Financial Statements have been prepared to give effect to the Merger, using the pooling-of-interests method of accounting. Phoenix's fiscal year ends on September 30.

       The Unaudited Pro Forma Condensed Combined Balance Sheet combines the unaudited condensed consolidated balance sheet of Phoenix and the unaudited condensed consolidated balance sheet of Award as of June 30, 1998.

       The Unaudited Pro Forma Condensed Combined Statements of Operations give effect to the Merger as if it occurred as of the beginning of the earliest year presented and combines the historical consolidated statements of operations of Phoenix for each of the three years ended September 30, 1997 and the nine-month periods ended June 30, 1997 and 1998, with the historical consolidated statements of operations of Award for each of the three years ended December 31, 1997, and the nine-month periods ended September 30, 1997 and June 30, 1998.

       Phoenix and Award estimate that they will incur transaction costs of approximately $9.8 million associated with the Merger, which will be charged to operations when incurred. There can be no assurance that the Combined Company will not incur additional charges to reflect costs associated with the Merger or that management will be successful in its efforts to integrate the operations of the two companies.

       Such unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have actually been reported had the Merger occurred at the beginning of the periods presented, nor is it necessarily indicative of future financial position or results of operations. These unaudited pro forma condensed combined financial statements are based upon the respective historical consolidated financial statements of Phoenix and Award and should be read in conjunction with the respective historical consolidated financial statements and notes thereto incorporated by reference in this Form 8-K/A, and do not incorporate, nor do they assume, any benefits from cost savings or synergies of operations of the Combined Company.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                                 BALANCE SHEETS

                                  JUNE 30, 1998

                                 (IN THOUSANDS)



                                                                                           PRO FORMA        PRO FORMA
                                                              PHOENIX       AWARD        ADJUSTMENTS         COMBINED
                                                      ----------------------------------------------------------------
ASSETS
Current assets:
     Cash and short-term investments                        $ 59,642     $26,432           $      -         $ 86,074
     Accounts receivable, net                                 22,790       4,355               (300)          26,845
     Other current assets                                      6,539       2,614                  -            9,153
                                                      ----------------------------------------------------------------
         Total current assets                                 88,971      33,401               (300)         122,072

Other marketable securities                                    8,879           -                  -            8,879
Property and equipment, net                                   11,207       1,353                  -           12,560
Computer software costs, net                                   5,303       1,158             (1,300)           5,161
Other assets                                                   2,616         565                  -            3,181
                                                      ----------------------------------------------------------------
Total assets                                                $116,976     $36,477           $ (1,600)        $151,853
                                                      ----------------------------------------------------------------
                                                      ----------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                       $  3,156     $   317           $      -         $  3,473
     Payroll and related liabilities                           4,207         946                  -            5,153
     Other accrued liabilities                                 4,603         933              8,200           13,736
     Income taxes payable                                      3,463       1,594             (1,600)           3,457
                                                      ----------------------------------------------------------------
         Total current liabilities                            15,429       3,790              6,600           25,819

Long-term obligations                                          2,145         157                  -            2,302

Stockholders' equity:
     Common stock                                                 17      23,028            (23,019)              26
     Additional paid-in capital                               72,085           -             23,019           95,104
     Retained earnings                                        25,289      10,652             (8,200)          27,741
     Unrealized gain on available-for-sale securities          3,193           -                  -            3,193
     Accumulated translation adjustment                       (1,182)     (1,150)                 -           (2,332)
                                                      ----------------------------------------------------------------
         Total stockholders' equity                           99,402      32,530             (8,200)         123,732
                                                      ----------------------------------------------------------------
Total liabilities and stockholders' equity                  $116,976    $ 36,477           $ (1,600)        $151,853
                                                      ----------------------------------------------------------------
                                                      ----------------------------------------------------------------

See accompanying notes.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                            STATEMENTS OF OPERATIONS

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                     NINE MONTHS
                                                            YEARS ENDED SEPTEMBER 30,               ENDED JUNE 30,
                                                          1995        1996         1997            1997        1998
                                                    -------------------------------------  -------------------------
Revenue:
     License fees                                      $51,521     $75,366      $89,884        $64,958     $77,422
     Services                                            7,550      10,841       15,612         10,959      16,375
                                                    -------------------------------------  -------------------------
         Total revenue                                  59,071      86,207      105,496         75,917      93,797

Cost of revenue:
     License fees                                        4,080       8,061        7,795          4,307       6,281
     Services                                            6,138       7,661       10,844          7,738      11,309
                                                    -------------------------------------  -------------------------
         Total cost of revenue                          10,218      15,722       18,639         12,045      17,590

Gross margin                                            48,853      70,485       86,857         63,872      76,207

Operating expenses:
     Research and development                           13,789      24,826       32,920         24,442      30,764
     Sales and marketing                                16,637      18,377       22,363         16,504      20,866
     General and administrative                          8,296      11,756       15,167         11,216      12,232
     Cost of acquisition and restructuring                  --         889           --             --         750
                                                    -------------------------------------  -------------------------
         Total operating expenses                       38,722      55,848       70,450         52,162      64,612

Income from operations                                  10,131      14,637       16,407         11,710      11,595

Interest and other income, net                           2,124       2,796       13,397          4,809       4,883
                                                    -------------------------------------  -------------------------
Income before income taxes                              12,255      17,433       29,804         16,519      16,478
Provision for income taxes                               2,275       5,501        9,469          5,328       5,083
                                                    -------------------------------------  -------------------------
Income before discontinued operations                    9,980      11,932       20,335         11,191      11,395
Gain on discontinued operations (after income
taxes)                                                      --       3,752           --             --          --
                                                    -------------------------------------  -------------------------
Net income                                             $ 9,980    $ 15,684     $ 20,335       $ 11,191    $ 11,395
                                                    -------------------------------------  -------------------------
                                                    -------------------------------------  -------------------------

Basic earnings per share:
     Earnings from continuing operations               $  0.52     $  0.53      $  0.80        $  0.44     $  0.45
     Earnings from discontinued operations                  --        0.17           --             --          --
                                                    -------------------------------------  -------------------------
     Earnings per share                                $  0.52     $  0.70      $  0.80        $  0.44     $  0.45
                                                    -------------------------------------  -------------------------
                                                    -------------------------------------  -------------------------

Weighted average number of shares                       19,258      22,375       25,293         25,234      25,482

Diluted earnings per share:
     Earnings from continuing operations               $  0.46     $  0.48      $  0.74       $   0.41    $   0.42
     Earnings from discontinued operations                  --        0.15           --             --          --
                                                    -------------------------------------  -------------------------
     Earnings per share                                $  0.46     $  0.63      $  0.74       $   0.41    $   0.42
                                                    -------------------------------------  -------------------------
                                                    -------------------------------------  -------------------------

Weighted average number of shares                       21,927      24,902       27,464         27,498      26,934


See accompanying notes.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS

1. The unaudited Pro Forma Condensed Combined Financial Statements reflect the issuance of 1.225 shares of Phoenix Common Stock for each share of Award Common Stock outstanding. The following table sets forth the pro forma share issuances in connection with the Merger (in thousands):


             Award Common Stock Outstanding as of June 30, 1998                                 7,196
             Exchange Ratio                                                              1.225 : 1.00
                                                                                       ---------------
             Number of shares of Phoenix Common Stock to be Exchanged                           8,815

             Number of shares of Phoenix Common Stock Outstanding as of June 30, 1998          16,862
                                                                                       ---------------
             Number of shares of Phoenix Common Stock Outstanding after completion
                  of the Merger                                                                25,677
                                                                                       ---------------
                                                                                       ---------------

         Additionally at the Effective Time, all outstanding options and warrants to purchase Award Common Stock were exchanged for options and warrants to purchase Phoenix Common Stock, based upon the exchange ratio of 1.225, and Phoenix will assume outstanding obligations under Award's Employee Stock Purchase Plan. As of June 30, 1998, options to purchase 1,913,076 shares and warrants to purchase 395,728 shares of Award Common Stock were outstanding.

2. The Unaudited Pro Forma Condensed Combined Statements of Operations combine Phoenix's historical results of operations for the fiscal years ended September 30, 1995, 1996 and 1997, and for the nine-month periods ended June 30, 1997 and 1998, with Award's historical results of operations for the fiscal years ended December 31, 1995, 1996 and 1997, and for the nine-month periods ended September 30, 1997 and June 30, 1998. Accordingly, the results of operations of Award for the three months ended December 31, 1997, which include revenues of $7,535,000 and net income of $1,660,000, are included in the pro forma condensed combined statements of income for both the fiscal year ended September 30, 1997 and the nine months ended June 30, 1998. The Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet combines Phoenix's balance sheet as of June 30, 1998 with Award's balance sheet as of the same date.

3. Phoenix expects to incur charges to operations related to the Merger currently estimated to be $9.8 million in the quarter ended September 30, 1998, the quarter in which the Merger was consummated, and in subsequent periods. These charges include direct transaction costs, primarily for financial advisory services and legal fees, and costs associated with combining the operations of the two companies, primarily related to redundant assets and facilities. An estimated charge of $9.8 million, less estimated income tax benefits of $1.6 million, is reflected in the pro forma balance sheet but is not reflected in the Unaudited Pro Forma Condensed Combined Statements of Operations. The amount of estimated merger costs is preliminary and therefore subject to change.

4. Certain amounts have been reclassified to conform to the pro forma presentation.

5. There have been no material differences between the accounting policies of Phoenix and Award and, accordingly, no pro forma conforming adjustments are required in the Unaudited Pro Forma Condensed Combined Statements of Operations.

                                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PHOENIX TECHNOLOGIES LTD.

Dated: November 24, 1998                  By: /s/ Robert Riopel
                                              ----------------------------------
                                              Robert Riopel
                                              Vice President, Finance and Chief
                                              Financial Officer

                                 INDEX TO EXHIBITS

   EXHIBIT
   NUMBER        DESCRIPTION
   -------       -----------
      2.1 ++     Agreement and Plan of Reorganization, dated as of April 15,
                 1998, among Phoenix Technologies Ltd., Portland Acquisition
                 Corporation and Award Software International Inc.

      2.2 ++     Agreement of Merger between Award Software International Inc.
                 and Portland Acquisition Corporation

      23.1       Consent of PriceWaterhouseCoopers LLP, Independent Accountants

      99.1 ++    Press release dated September 28, 1998.

-------------------
     ++    Previously filed